EXHIBIT 1.1


                             AMENDED AND RESTATED
                            JOINT FILING AGREEMENT

         This AMENDED AND RESTATED JOINT FILING AGREEMENT, dated as of May 26, 2005, amends and restates the Joint Filing Agreement dated as of December 31, 2004, and is made by and between Fortress Pinnacle Investment Fund LLC, a Delaware limited liability company ("FPIF"), FIG Advisors LLC, a Delaware limited liability company ("FIGA"), Robert H. Gidel, an individual ("Gidel"), FRIT PINN LLC, a Delaware limited liability company ("FRIT PINN"), Fortress Registered Investment Trust, a Delaware business trust ("FRIT"), Fortress Investment Fund LLC, a Delaware limited liability company ("FIF"), Fortress Fund MM LLC, a Delaware limited liability company ("FFMM"), FIT GSL LLC, a Delaware limited liability company ("FIT GSL"), Fortress Investment Trust II, a Delaware business trust ("FIT II"), Fortress Investment Fund II LLC, a Delaware limited liability company ("FIF II"), Fortress Fund MM II LLC, a Delaware limited liability company ("FFMM II"), Fortress Investment Group LLC, a Delaware limited liability company ("FIG"), and Fortress Investment Holdings LLC, a Delaware limited liability company ("FIH"). FPIF, FIGA, Gidel, FRIT PINN, FRIT, FIF, FFMM, FIT GSL, FIT II, FIF II, FFMM II, FIG and FIH collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13D is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                           [signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.


                               FORTRESS PINNACLE INVESTMENT FUND LLC


                               By: /s/  Robert H. Gidel
                                   --------------------------------------
                                   Robert H. Gidel
                                   as sole manager of Fortress Pinnacle
                                   Investment Fund LLC



                               FIG ADVISORS LLC


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer of Fortress
                                   Investment Group LLC, managing member
                                   of FIG Advisors LLC


                               ROBERT H. GIDEL

                               /s/ Robert H. Gidel
                               ---------------------------------------
                               Robert H. Gidel


                               FRIT PINN LLC


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Vice President and Secretary


                               FORTRESS REGISTERED INVESTMENT TRUST


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer and Secretary


                               FORTRESS INVESTMENT FUND LLC


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer and Secretary
                                   of Fortress Fund MM LLC, managing member
                                   of Fortress Investment Fund LLC


                              FORTRESS FUND MM LLC


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer and Secretary


                               FIT GSL LLC


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer and Secretary


                               FORTRESS INVESTMENT TRUST II LLC


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer and Secretary


                               FORTRESS INVESTMENT FUND II LLC


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer
                                   and Secretary of Fortress
                                   Fund MM II LLC, managing
                                   member of Fortress
                                   Investment Fund II LLC


                               FORTRESS FUND MM II LLC


                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer and Secretary


                               FORTRESS INVESTMENT GROUP LLC

                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   as Chief Operating Officer


                               FORTRESS INVESTMENT HOLDINGS LLC

                               By: /s/  Randal A. Nardone
                                   --------------------------------------
                                   Randal A. Nardone
                                   As Manager